SCHEDULE 14A INFORMATION

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PFS FUNDS

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PFS Funds
Alpha Fiduciary Quantitative Strategy Fund
Bretton Fund
Cargile Fund
Castle Focus Fund
Castle Tandem Fund
Christopher Weil & Company Core Investment Fund
Conquer Risk Defensive Bull Fund
Conquer Risk Managed Volatility Fund
Conquer Risk Tactical Opportunities Fund
Conquer Risk Tactical Rotation Fund
Ensemble Fund
Taylor Frigon Core Growth Fund
Wireless Fund

1939 Friendship Drive, Suite C
El Cajon, CA 92020

July 29, 2022

Your action is required. Please vote today.

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to elect Robert L. Boerner, Allen C. Brown, and John W. Czechowicz to the Board of Trustees of PFS Funds. Mr. Brown is an Incumbent Trustee, having been appointed by the Board effective July 28, 2010. However, he has not been elected by the shareholders of the PFS Funds. Mr. Boerner and Mr. Czechowicz are each a Nominee Trustee who is not currently on the Board, but was nominated by the current Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940 Act, as amended, and approved by the full Board on June 9, 2022, for presentation to shareholders for possible election.

We ask that you vote in favor of the proposal to elect Robert L. Boerner, Allen C. Brown, and John W. Czechowicz to the Board of Trustees of PFS Funds at the special meeting of the shareholders of PFS Funds to be held September 7, 2022.

Sincerely,

Ross C. Provence,
President

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the proposals at a special meeting of shareholders to be held at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on September 7, 2022 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. While you are welcome to attend the meeting in person, by voting today by proxy you will save the PFS Funds the cost of future mailings and other communications to solicit shareholder votes. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.

PFS Funds
Alpha Fiduciary Quantitative Strategy Fund
Bretton Fund
Cargile Fund
Castle Focus Fund
Castle Tandem Fund
Christopher Weil & Company Core Investment Fund
Conquer Risk Defensive Bull Fund
Conquer Risk Managed Volatility Fund
Conquer Risk Tactical Opportunities Fund
Conquer Risk Tactical Rotation Fund
Ensemble Fund
Taylor Frigon Core Growth Fund
Wireless Fund

1939 Friendship Drive, Suite C
El Cajon, CA 92020

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on September 7, 2022:
This Proxy Statement is Available online at the Following Website:

This Proxy Statement is available online at: www.pfsfunds.com/pfsproxy.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of PFS Funds (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Meeting”) will be held on September 7, 2022 at Mutual Shareholder Services, LLC (8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147), at 1:00 p.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on July 20, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Meeting, the Proxy Statement, and the proxy card, also are available to you at www.pfsfunds.com/pfsproxy.pdf. Information on how to obtain directions to attend the Meeting and vote in person can be obtained by calling 1-800-547-8092.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Meeting. If you desire to vote in person at the Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Ross C. Provence,
President

July 29, 2022

PROXY STATEMENT

PFS Funds
Alpha Fiduciary Quantitative Strategy Fund
Bretton Fund
Cargile Fund
Castle Focus Fund
Castle Tandem Fund
Christopher Weil & Company Core Investment Fund
Conquer Risk Defensive Bull Fund
Conquer Risk Managed Volatility Fund
Conquer Risk Tactical Opportunities Fund
Conquer Risk Tactical Rotation Fund
Ensemble Fund
Taylor Frigon Core Growth Fund
Wireless Fund

1939 Friendship Drive, Suite C
El Cajon, CA 92020

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of PFS Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) to be held on September 7, 2022 at 1:00 p.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on July 20, 2022 are entitled to be present and to vote at the Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately August 5, 2022.

The Trustees recommend that you vote:

1.	To elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Thirteen series of shares of the Trust had shareholders and were operational as of July 20, 2022: the Alpha Fiduciary Quantitative Strategy Fund, Bretton Fund, Cargile Fund, Castle Focus Fund, Castle Tandem Fund, Christopher Weil & Company Core Investment Fund, Conquer Risk Defensive Bull Fund, Conquer Risk Managed Volatility Fund, Conquer Risk Tactical Opportunities Fund, Conquer Risk Tactical Rotation Fund, Ensemble Fund, Taylor Frigon Core Growth Fund, and the Wireless Fund (each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

THE TRUST PROVIDES ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. ADDITIONAL COPIES OF THE TRUST’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CONTACTING THE TRUST AT 1-800-547-8092.

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PROPOSAL

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that at least a majority of a registered investment company’s board of trustees have been elected by shareholders. A registered investment company’s board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are three Trustees and two of them have previously been elected by shareholders, and the remaining Trustee was appointed by the Board of trustees (“Board”)at a meeting held in July 2010.

At a Board meeting held on June 6, 2022, the current Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”), nominated Robert L. Boerner and John W. Czechowicz to serve on the Board of Trustees of the Trust, and the full Board approved the submission of Messrs. Boerner and Czechowicz as well as Allen C. Brown for approval by shareholders at the Meeting (each, a “Nominee”). Each of the Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act. The shareholders of the Funds are being asked to vote for the election of the Nominees at the Meeting. Each of the Nominees has agreed to serve as a Trustee if elected. If elected, the Nominees will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed.

As described below, each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Incumbent Independent Trustee Nominee

Allen C. Brown. Mr. Brown has served as a Trustee since June 2010. He was an attorney for more than five decades before retiring in 2021. Mr. Brown provides a valued legal perspective to the Board of Trustees.

New Trustee Nominees

Robert L. Boerner. Mr. Boerner has been a licensed real estate broker for over 20 years and also has experience as a licensed mortgage lender. He has extensive experience representing residential buyers and sellers and strong ability to understand complex financial and financing aspects of transactions. The Board of Trustees believes his experience with the complexities of the highly-regulated aspects of real estate, mortgage lending and sales translate well to the highly-regulated environment under which mutual funds must operate. Consequently, he has experience overseeing layers of regulatory conditions under which an entity must operate which parallels the operations of mutual funds.

John W. Czechowicz. Mr. Czechowicz is a Certified Public Accountant. As a Certified Public Accountant, Mr. Czechowicz brings budgeting and financial reporting skills to the Board of Trustees. Consequently, he has experience analyzing financial statements and related disclosures, as well as a strong understanding of accounting pronouncements and regulations. His experience provides a valued financial reporting prospective to the Board of Trustees. If elected Mr. Czechowicz will serve as Chairman of the Trust’s Audit Committee.

Additional information about the Incumbent Trustee and Nominees, is set forth in the following tables:

Incumbent Independent Trustee Nominee

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds In The Trust Overseen By Trustee	Other Directorships Held By Trustee
Allen C. Brown, Year of Birth: 1943	Independent Trustee	Indefinite Term; Since 2010	Retired. Law Office of Allen C. Brown. Estate planning and business attorney (1970 to 2021).	13	Blue Chip Investor Funds

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

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New Independent Trustee Nominees

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds In The Trust Overseen By Trustee	Other Directorships Held By Trustee
Robert L. Boerner, Year of Birth: 1969	None	None	Owner / Broker of Gecko Realty (2008 to current)	None	None
John W. Czechowicz, Year of Birth: 1983	None	None	CPA at CWDL (2016 to current)	None	None

Additional information about the Independent Trustee and Interested Trustee and Officers, is set forth in the following tables:

Independent Trustee

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds In The Trust Overseen By Trustee	Other Directorships Held By Trustee
Thomas H. Addis III, Year of Birth:1945	Independent Trustee	Indefinite Term; Since 2000	Executive Director/CEO, Southern California PGA (2006 to current).	13	Blue Chip Investor Funds

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

Interested Trustee and Officers

Name, Address (1), and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds In The Trust Overseen By Trustee	Other Directorships Held By Trustee
Ross C. Provence, Year of Birth: 1938	President	Indefinite Term; Since 2000	General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).	N/A	N/A
Jeffrey R. Provence(2), Year of Birth: 1969	Trustee, Secretary and Treasurer	Indefinite Term; Since 2000	CEO, Premier Fund Solutions, Inc. (2001 to current). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	13	Blue Chip Investor Funds, Meeder Funds
Julian G. Winters, Year of Birth: 1968	Chief Compliance Officer	Chief Compliance Officer Since 2010	Managing Member, Watermark Solutions LLC (investment compliance and consulting) since March 2007.	N/A	N/A

(1)The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, CA 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with an investment adviser to one of the Funds in the Trust. Jeffrey R. Provence is the son of Ross C. Provence.

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Ownership of Fund Shares

The following table sets forth for each current Trustee and each Nominee the dollar range of equity securities beneficially owned in the Funds as of July 20, 2022.

Name of Trustee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Thomas H. Addis III	None	None
Allen C. Brown	None	None

Interested Trustee
Jeffrey R. Provence	Alpha Fiduciary Quantitative Strategy Fund $1-$10,000
Bretton Fund   $1-$10,000
Castle Focus Fund   $1-$10,000
Cargile Fund   $1-$10,000
Christopher Weil & Company Core Investment Fund   $1-$10,000
Conquer Risk Defensive Bull Fund   $1-$10,000
Conquer Risk Managed Volatility Fund   $1-$10,000
Conquer Risk Tactical Opportunities Fund   $1-$10,000
Conquer Risk Tactical Rotation Fund   $1-$10,000
Ensemble Fund   $1-$10,000
Taylor Frigon Core Growth Fund   $1-$10,000
	Wireless Fund Over $100,000	Over $100,000

Nominees
Robert L. Boerner	None	None
John W. Czechowicz	None	None

* Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

Compensation

Trustee fees are paid by the advisers to the Funds of the Trust, and Trustees who are deemed "interested persons" of the Trust receive no compensation. Each Independent Trustee receives a $375 per meeting fee for each series portfolio of the Trust unless such series portfolio has not reached (i) 5 years of operations (ii) or $5 million in assets, in such case the fee is $250 per meeting. The following table shows Independent Trustee compensation for the fiscal year ended December 31, 2021:

Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex
Thomas H. Addis III	$18,500	$0	$0	$18,500
Allen C. Brown	$18,500	$0	$0	$18,500
Robert L. Boerner*	$0	$0	$0	$0
John W. Czechowicz*	$0	$0	$0	$0

*Nominee amounts are based upon estimated future payments as described above.

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Board is currently composed of three Trustees, including two Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended December 31, 2021, the Board met four times and each current Trustee attended 75% or more of the Board meetings held during the fiscal year.

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Board Leadership Structure

The Board has established an Audit Committee which allows it to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. The Board of Trustees had determined that its leadership structure is appropriate based on the size of the Trust, the Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency. The Board periodically reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and allocates responsibility among the Audit Committee of the Trustees and the full Board in a manner that enhances effective oversight.

The Board nominates and appoints trustees to fill vacancies on the Board of Trustees and to stand for election at shareholder meetings of the Trust. The nomination of any Independent Trustees to the Board is made in the sole and exclusive discretion of the current Independent Trustees. The Trustees do not consider nominations by shareholders for trustee candidates. Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.

Risk Oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its officers. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Funds’ investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Funds’ financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Audit Committee

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Thomas H. Addis III and Allen C. Brown. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects and recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and monitors the auditor’s independence. During the fiscal year ended December 31, 2021, the Audit Committee met four times and each member of the Audit Committee attended 75% or more of the Audit Committee meetings held during the fiscal year. As of the time that this Proxy Statement is being sent to shareholder, the Audit Committee did not have anyone who qualified as an “Audit Committee Financial Expert” as that term is defined in applicable regulations.

OTHER INFORMATION

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., (“Cohen”) serves as the independent registered public accounting firm for each of the Funds. Cohen performs an annual audit of the financial statements of the Funds. The Trust does not expect any representatives of Cohen to be present at the Meeting.

        Audit Fees.  For the calendar years ended December 31, 2020, and December 31, 2021, Cohen billed the Funds $124,950 and $175,350, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

        Audit-Related Fees.  For the calendar years ended December 31, 2020, and December 31, 2021, Cohen did not bill the Funds for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

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        Tax Fees.  For the calendar years ended December 31, 2020, and December 31, 2021, Cohen billed the Funds $33,000 and $45,000, respectively for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees.  For the calendar year ended December 31, 2021 Cohen did not bill the Funds for products and services other than the services reported above and the non-audit services reported below.

 Audit Committee Pre-Approval Policies and Procedures.  The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by its independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm. The Committee may delegate to one or more of its members the authority to grant pre-approvals and requires that the decisions of any member to whom authority is delegated shall be presented to the full Committee at each of its scheduled meetings. The Committee shall also pre-approve the independent registered public accounting firm’s engagements for non-audit services with an investment adviser to a Fund and any affiliate of the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

Non-Audit Fees.  For the calendar years ended December 31, 2020, and December 31, 2021, Cohen billed the Funds $5,655 and $7,000, respectively for the Funds, an investment adviser to a Fund or any affiliate of an investment adviser to a Fund that provides services to the Funds for non-audit fees.

The Audit Committee has considered whether the provision of non-audit services that were rendered to an investment adviser to any Fund and any affiliate of an investment adviser to a Fund that provides services to the Funds that were not pre-approved is compatible with maintaining Cohen’s independence.

OPERATION OF THE TRUST

The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended and restated on January 20, 2011 (the "Trust Agreement"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. The Trust's principal office is located at 1939 Friendship Drive, Suite C, El Cajon CA 92020; and its phone number is 1-619-588-9700. The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services.

The Trust retains the following investment advisers and investment sub-advisers to manage each series:

Alpha Fiduciary, Inc. located at 20645 N Pima Rd Suite N-225, Scottsdale, AZ 85255, investment adviser to the Alpha Fiduciary Quantitative Strategy Fund.

Bretton Capital Management, LLC, located at 1460 Mission Street, San Francisco, CA 94103, investment adviser to the Bretton Fund.

Cargile Investment Management, Inc. located at 415 West Wall Street, Suite 2200, Midland, Texas 79701, investment adviser to the Cargile Fund.

Castle Investment Management, LLC, located at 277 S. Washington Street, Suite 335, Alexandria, VA 22314, investment adviser to the Castle Focus Fund and the Castle Tandem Fund; St. James Investment Company, LLC, located at 3838 Oak Lawn Avenue, Suite 1414, Dallas, Texas 75219, investment sub-adviser to the Castle Focus Fund; Tandem Investment Advisors, Inc. located at 145 King Street, Suite 400, Charleston, South Carolina 29401, investment sub-adviser to the Castle Tandem Fund.

Christopher Weil & Company, Inc., located at 11236 El Camino Real, Suite 200, San Diego, California 92130, investment adviser to the Christopher Weil & Company Core Investment Fund.

Ensemble Capital Management, LLC located at 555 Mission St, Suite 3325 San Francisco, CA 94105, investment adviser to the Ensemble Fund.

Potomac Fund Management, Inc. located at 777 Brickell Ave, Suite #500-9455, Miami, FL 33131, investment adviser to the Conquer Risk Funds.

Taylor Frigon Capital Management LLC located at 18835 N Thompson Peak Pkwy C-215, Scottsdale, AZ 85255, investment adviser to the Taylor Frigon Core Growth Fund.

Value Trend Capital Management, LP, located at 1939 Friendship Drive, Suite C, El Cajon, California 92020, investment adviser to the Wireless Fund.

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Other Service Providers

Arbor Court Capital, LLC located at 8000 Town Centre Drive, Suite #400, Broadview Heights, Ohio, 44147, serves as the principal underwriter and acts as the distributor.

Cohen & Company, Ltd., 342 N. Water Street, Suite 830, Milwaukee, WI 53202, independent registered public accounting firm.

Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides transfer agent and accounting services.

Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, provides legal counsel.

Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020 provides administration services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of each of the Nominees and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

VOTING SECURITIES AND VOTING

As of the Record Date, 58,802,437.963 shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding. The presence in person or by proxy of the holders of record of 40 percent of the total shares of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

All shareholders of the Funds on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

The election of each Nominee will be voted upon separately by the shareholders of the Trust, voting together without regard to Fund, to fill a position on the Board. Each Nominee will be elected as a Trustee of the Trust if he receives a plurality of the votes cast.

Broker non-votes and abstentions (i.e., votes withheld) will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the Meeting, but they are not affirmative votes for the proposal. Because Trustees are elected by a plurality of votes cast at the Meeting, broker non-votes and abstentions will have no effect on Proposal.

The Board recommends that shareholders of the Trust vote "FOR" election of the proposed Trustees.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of the Funds or Trust who have the power to vote those shares are presumed to "control" the Funds or Trust, as that term is defined under the 1940 Act. Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of the Fund for approval. Set forth below as of the Record Date, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund as a whole.

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Name of Fund	Name and Address of	Shares	Percentage Owned of Fund
(Share Class, if applicable)	Shareholder	Owned	(Share Class, if applicable)

Alpha Fiduciary Quantitative	TD Ameritrade Inc.	2,222,786.79	92.56%
Strategy Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Alpha Fiduciary Quantitative	Charles Schwab & Co., Inc.	178,567.44	7.44%
Strategy Fund	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Bretton Fund	Thao Dodson	509,928.12	40.70%
	338 Spear Street, Suite 39B
	San Francisco, CA 94105

Bretton Fund	YDB LLC*	337,788.22	26.96%
	625 Quarry Hill Road
	Sonoma, CA 95476
	*Raphael de Balmann owns
	40% of YDB LLC

Bretton Fund	Stephen Dodson	189,094.20	15.09%
	1460 Mission Street
	San Francisco, CA 94103

Cargile Fund	Charles Schwab & Co., Inc.,	2,169,625.48	76.14%
	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Castle Focus Fund	RBC Capital Markets LLC	339,447.69	26.66%
Investor Class	Mutual Fund Omnibus Processing
	60 South Sixth ST-P08
	Minneapolis, MN 55402

Castle Focus Fund	National Financial Services	204,464.90	16.06%
Investor Class	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Castle Focus Fund	Charles Schwab & Co., Inc.,	134,520.83	10.57%
Investor Class	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Castle Focus Fund	TD Ameritrade Inc.	109,684.42	8.62%
Investor Class	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Castle Focus Fund	RBC Capital Markets LLC	574,642.05	86.65%
Class C	Mutual Fund Omnibus Processing
	60 South Sixth ST-P08
	Minneapolis, MN 55402

Castle Tandem Fund	National Financial Services	889,557.31	85.32%
	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Christopher Weil &	National Financial Services	4,649,147.40	98.81%
Company Core	For Benefit of Customers
Investment Fund	200 Liberty Street
	New York, NY 10281-1033

Conquer Risk Defensive	National Financial Services	8,537,248.46	34.85%
Bull Fund	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Conquer Risk Defensive	TD Ameritrade Inc.	6,824,947.29	27.86%
Bull Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

8

Conquer Risk Managed	National Financial Services	1,163,751.96	41.58%
Volatility Fund	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Conquer Risk Managed	TD Ameritrade Inc.	623,575.26	22.28%
Volatility Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Conquer Risk Tactical	National Financial Services	2,363,497.16	52.07%
Opportunities Fund	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Conquer Risk Tactical	TD Ameritrade Inc.	971,865.22	21.41%
Opportunities Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Conquer Risk Tactical	National Financial Services	3,159,373.07	46.95%
Rotation Fund	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Conquer Risk Tactical	TD Ameritrade Inc.	1,592,527.40	23.66%
Rotation Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Ensemble Fund	Charles Schwab & Co., Inc.,	3,107,742.77	91.65%
	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Ensemble Fund	Philanthropic Ventures Foundation	251,206.38	7.41%
	1222 Preservation Park Way
	Oakland, California 94612

Taylor Frigon Core	Charles Schwab & Co., Inc.,	1,831,690.98	84.11%
Growth Fund	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Taylor Frigon Core	TD Ameritrade Inc.	178,234.76	8.18%
Growth Fund	For Benefit of Customers
	PO Box 2226
	Omaha, NE 68103-2226

Wireless Fund	National Financial Services	113,186.10	23.59%
	For Benefit of Customers
	200 Liberty Street
	New York, NY 10281-1033

Wireless Fund	Jeffrey R. Provence	35,210.13	7.34%
	1939 Friendship Drive, Suite C
	El Cajon, California 92020

Wireless Fund	Charles Schwab & Co., Inc.,	30,080.58	6.27%
	For Benefit of Customers
	211 Main Street
	San Francisco, CA 94105

Wireless Fund	Martin B. Kelly	29,509.41	6.15%
	160 Washington Park
	Brooklyn, NY 11205

9

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

Whenever ten or more shareholders ("Holders") who have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total shares of the Fund, apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures to a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Securities and Exchange Commission and the requirements of the Investment Company Act of 1940 and the Securities Exchange Act of 1934.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. No proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and proxy and any additional materials relating to the Meeting and the cost of proxies will be borne by the advisers to the Funds, and no reimbursement will be sought. The estimated cost of these services is approximately $55,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Funds will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Fund owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: President, PFS Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

10

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at PFS Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-593-8637.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 7, 2022.

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available by visiting www.pfsfunds.com/pfsproxy.pdf

If you have any questions before you vote, please call 1-800-547-8092. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Ross C. Provence,
President

July 29, 2022

11

PFS FUNDS

SPECIAL MEETING OF SHAREHOLDERS

September 7, 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gregory Getts and Umberto Anastasi as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of PFS Funds (the “Trust”) to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on September 7, 2022 at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest on the proposals set forth on the reverse regarding: (i) the election of three Trustees to the Board of Trustees of the Trusts; and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and it may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting. Shareholders should be aware that if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and this Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature __________________________       Date______________________

Joint Shareholder Signature ______________________       Date_____________________

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on September 7, 2022:

The Notice of Special Meeting and Proxy Statement are available at www.pfsfunds.com/pfsproxy.pdf

Please fill in box(es) as shown using black or blue ink. ☒

Proposal 1. To elect the following three individuals as Trustees:

		for	WITHHOLD
(1.1)	Robert L. Boerner	☐	☐
(1.2)	Allen C. Brown	☐	☐
(1.3)	John W. Czechowicz	☐	☐

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE INDIVIDUALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

PFS Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147